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                                                                    EXHIBIT 32.1

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended December 31, 2003 (the "Report") by EZCORP, Inc. ("Registrant"), the undersigned hereby certifies that:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Date: February 9, 2004

                                                  /s/ Joseph L. Rotunda
                                                  ---------------------
                                                  Joseph L. Rotunda
                                                  President, Chief Executive
                                                  Officer & Director

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